OBERWEIS FUNDS	SUMMARY PROSPECTUS May 1, 2015

OBERWEIS EMERGING GROWTH FUND

TICKER:  OBEGX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/wp-content/uploads/2015/05/Oberweis_Funds_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Oberweis Emerging Growth Fund’s investment objective is to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investments)

Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	1.00%

Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	1.00%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.84%

Distribution and/or Service (12b-1) Fees	.25%

Other Expenses	.40%

Total Annual Fund Operating Expenses	1.49%

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be: One Year: $152 Three Years: $471 Five Years: $813 Ten Years: $1,779

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of relatively small companies, which, at the time of investment, have a market capitalization of less than or equal to $1.5 billion or are within the range of companies represented in the MSCI ACWI Small-Cap Index, whichever is greater and meet the Oberweis Aperture investment criteria described below. The Fund invests principally in the common stocks of companies that the Fund’s investment adviser, Oberweis Asset Management, Inc.

(“OAM”), believes have the potential for significant long-term growth in market value. The Fund may invest without limit in U.S. and non-U.S. companies. The non-U.S. companies in which the Fund invests may be securities of companies in developed or developing (or emerging) markets, including Chinese securities acquired through the Shanghai-Hong Kong Stock Connect, as well as equity-linked certificates (also called Participatory Notes) which are expected to provide the fund exposure to certain classes of shares traded in foreign markets which would otherwise not be available to the Fund. The Fund may invest in equity-linked certificates issued and/or guaranteed by counterparties rated A or better by Moody’s or Standard & Poor’s Corporation or issued and/or guaranteed by counterparties deemed to be of similar quality by OAM. Equity-linked certificates are derivative securities generally issued by banks or broker-dealers that are linked to the performance of an underlying foreign security. OAM anticipates that approximately 40-60% of the Fund’s assets, on average over time, will be invested in emerging growth companies outside the United States.

The Fund seeks to invest in up-and-coming companies which OAM believes have the potential for increasing profitability and accelerating growth. To identify these companies, OAM relies on an eight-stage stock selection filter based on key investment traits. Taken together, these eight criteria define the Oberweis Aperture.

The Oberweis Aperture allows OAM to discern those companies that it believes are experiencing superior growth and have the potential to continue doing so. OAM also believes that the Aperture helps it to buy these companies at reasonably attractive prices—valuations that do not yet fully reflect their earnings potential. OAM believes that the Aperture strategy, in short, deepens its insight and brings sharper focus to its stock selection process. In addition, OAM believes this approach can help it fine-tune the Fund’s exposure to better manage the risks associated with investing in smaller-cap stocks.

Strong Revenue Growth

The Fund invests in companies with either rapid revenue growth or revenue growth that OAM believes will significantly exceed analysts’ estimates.

Strong Earnings Growth

The Fund invests in companies that OAM believes will grow profits much faster than analysts expect.

Sustainability

The Fund invests in sustainable businesses with a strong competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, OAM looks for a high barrier to competitive entry.

Operating Leverage

The Fund invests in profitable and scalable business models, which tend to generate rising net profits margins as revenue growth accelerates.

Valuation

The Fund invests in businesses that OAM believes are significantly undervalued based on prices/earning to growth ratio calculations using OAM’s earnings estimates and growth forecasts.

Timely Catalyst

OAM looks for a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that analyst expectations are too low.

Inflection Point of Change

OAM looks for businesses at the inflection point of change—often from a new product, a new management team or a regulatory change—as OAM believes these changes can drive unexpected or underestimated growth. The Fund invests in firms with significant gaps between OAM’s forecasts and analyst expectations.

Limited Analyst Coverage

OAM looks for small- and mid-cap firms not widely followed by other analysts to maximize the chances of finding misunderstood situations.

OAM considers these eight factors as guidelines for evaluating the many companies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of relatively small companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Risks Associated with Non-U.S. Companies

Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Market Risks

In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Equity-linked Certificates Risk

Equity-linked certificates (also called Participatory Notes) are generally subject to the same risks as the foreign equity securities or the basket foreign securities they are linked to. Upon the maturity of the certificate, the holder generally receives a return of principal based on the capital appreciation of the linked security. If the linked security declines in value, the certificate may return a lower amount at maturity. The trading price of an equity-linked certificate also depends on the value of the linked security. Equity-linked certificates involve further risks associated with:

•	purchases and sales of certificates, including the possibility that exchange rate fluctuations may negatively affect the value of a certificate,

•	the credit quality of the certificate’s issuer and/or guarantor, and

•	liquidity risks and restrictions on transferability.

Ratings of issuers or guarantors of equity-linked certificates refer only to the issuer or guarantor’s creditworthiness. They provide no indication of the potential risks of the linked securities.

RMB Currency Risk

The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Investment Style Risk

There is no assurance that the common stocks of companies selected using the “Oberweis Aperture” investment criteria will achieve long-term growth in market value.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at www.oberweisfunds.com or by calling (800) 245-7311.

Annual Total Returns

The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or individual retirement account (“IRA”).

Average Annual Total Returns (for the Periods Ended December 31, 2014)

Oberweis Emerging Growth Fund	1 YEAR	5 YEARS	10 YEARS

Return Before Taxes	-8.75%	11.62%	2.68%

Return After Taxes on Distributions	-10.62%	11.16%	2.09%

Return After Taxes on Distributions and Sale of Fund Shares	-3.40%	9.28%	2.21%

MSCI ACWI Small Cap Index
(reflects no deduction for fees, expenses or taxes)*	1.78%	11.61%	8.17%

Russell 2000 Growth Index
(reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%

*The MSCI ACWI Small Cap Index is replacing the Russell 2000 Growth Index and the Russell 2000 Index. OAM believes the MSCI ACWI Small Cap Index is a more appropriate benchmark index given the Emerging Growth Fund’s investment strategy of investing in U.S. and non-U.S. small-sized companies.

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Manager

James W. Oberweis, President, has been the portfolio manager of the Fund since 2001.

Buying and Selling Fund Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan.

You may redeem shares of the Fund by mail, telephone, online at www.oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.